SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 29, 2005

                             FIRST SOUTHERN BANCORP
                             ----------------------
               (Exact name of Registrant as Specified in Charter)


            Georgia                  000-50259                58-2635782
            -------                  ---------                ----------
 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)

                201 South Main Street, Statesboro, Georgia 30458
                ------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (912) 489-7600
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

     On September 29, 2005, First Southern Bancorp (the "Registrant") completed a trust preferred securities financing in the amount of $4 million. See Item
2.03 below. In connection with the financing, the Registrant entered into an Indenture, a Guarantee Agreement and an Amended and Restated Declaration of Trust filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Report and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On September 29, 2005, the Registrant completed a trust preferred securities financing in the amount of $4 million. In the transaction, the Registrant established First Southern Bancorp Statutory Trust I, a Connecticut statutory trust (the "Trust"). The Trust issued and sold $4 million of Capital Securities (the "Capital Securities") in a private placement and issued $124,000 of Trust common securities (the "Common Securities") to the Registrant. The Trust used the proceeds of these issuances to purchase $4,124,000 of the Registrant's Junior Subordinated Debt Securities due December 15, 2035 (the "Debt Securities"). The interest rate on the Debt Securities and the Capital Securities will bear interest at the three-month LIBOR rate plus 1.65%, adjusted quarterly. The Debt Securities are the sole assets of the Trust and are subordinate to the Registrant's senior obligations. Concurrently with the issuance of the Debt Securities and the Capital Securities, the Registrant issued a guarantee related to the trust securities for the benefit of the holders.

     The Debt Securities may be redeemed after five years, and sooner in certain specific events, including in the event that the financing is not eligible for treatment as Tier 1 capital, subject to prior approval by the Federal Reserve Board, if then required. Interest on the Debt Securities may be deferred at any time or from time to time for a period not exceeding 20 consecutive quarterly payments (five years), provided there is no event of default and the deferral does not extend beyond December 15, 2035.

ITEM 9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

     Exhibit  4.1  - Indenture  between  the  Registrant and U.S. Bank  National
                     Association  (the "Trustee"), dated  as  of  September  29,
                     2005.

     Exhibit  4.2  - Guarantee Agreement between the Registrant and the Trustee, dated  as  of  September  29,  2005.

     Exhibit  4.3  - Amended  and  Restated  Declaration  of  Trust  among  the
                     Registrant, the Trustee and certain Administrative Trustees, dated as of September 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST  SOUTHERN  BANCORP



DATE:  October 5, 2005                 By:   /s/Bo Fennell
                                             -------------------------------
                                             Bo Fennell
                                             Chief Financial Officer

                                   EXHIBIT INDEX


    Exhibit 4.1 Indenture between the Registrant and U.S. Bank National Association (the "Trustee"), dated as of September 29, 2005.

    Exhibit 4.2 Guarantee Agreement between the Registrant and the Trustee, dated as of September 29, 2005.

    Exhibit 4.3 Amended and Restated Declaration of Trust among the Registrant, the Trustee and certain Administrative Trustees, dated as of September 29, 2005.